UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

I-80 GOLD CORP.

(Exact name of registrant as specified in its charter)

British Columbia	001-41382	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5190 Neil Road, Suite 460 Reno, Nevada, United States	89502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 525-6450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	IAUX	NYSE American LLC
Common Shares	IAU	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 13, 2025, i-80 Gold Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with National Bank Financial Inc., as representative of the several underwriters listed on Schedule II thereto (the “Underwriters”), related to a public offering (the “Offering”) of 320,000,000 units of the Company (the “Units”), with each Unit consisting of one common share of the Company (each, a “Unit Share”) and one-half of one common share purchase warrant of the Company (each whole warrant, a “Warrant”), at a public offering price of $0.50 per Unit. Each Warrant is exercisable by the holder thereof to acquire one common share of the Company (each, a “Warrant Share”) at an exercise price of $0.70 per share, will be immediately exercisable and will expire on the 30 month anniversary of the date of issuance. The Company and National Bank Financial Inc. previously entered into a letter regarding the Offering, pursuant to which the Company agreed to certain limited terms related to the Offering.

In addition, the Company granted the Underwriters an option exercisable for 30 days from the date of the Underwriting Agreement to purchase (i) up to an additional 25,760,000 Units at the public offering price less underwriting discounts and commissions; (ii) up to 25,760,000 additional shares at a price of $0.46 per share, less underwriting discounts and commissions; (iii) up to 12,880,000 additional Warrants at a price of $0.08 per Warrant, less underwriting discounts and commissions; or (iv) any combination of additional Units, shares and/or Warrants, so long as the aggregate number of shares and Warrants that may be issued under the option does not exceed 25,760,000 shares and 12,880,000 Warrants. On May 15, 2025, the Underwriters exercised the option to acquire 25,760,000 additional Units.

The net proceeds from the Offering are expected to be approximately $164.2 million, after deducting the underwriting discount and estimated offering expenses. The Company intends to use the net proceeds from the Offering to fund development and growth capital expenditures across its key projects, Granite Creek, Cove, Ruby Hill and Lone Tree, and to settle a prepayment with National Bank of Canada and the prepayment with an affiliate of Orion Mine Finance, as well as for general corporate purposes and working capital. The Offering is expected to close on May 16, 2025, subject to customary closing conditions.

The Company made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-286531), filed with the Securities and Exchange Commission (the “Commission”) and declared effective on May 7, 2025, and the Company’s registration statement on Form S-3 (File. No. 333-287243) filed pursuant to Rule 462(b) under the Securities Act, as supplemented by a prospectus supplement dated May 13, 2025, as amended and restated by Amendment No. 1 to such prospectus supplement dated May 14, 2025. The offer and sale of Units in the United States is limited to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and institutional accredited investors under Rule 501(a)(1), (2), (3) and (7) of the Securities Act in each case pursuant to available exemptions from any applicable securities or “blue sky” laws of any state of the United States. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein.

The allocation of the firm Units to be purchased by the Underwriters were as follows: (i) National Bank Financial Inc. - 96 million Units, (ii) Cormark Securities Inc. - 64 million Units, (iii) SCP Resource Finance LP. - 48 million Units, (iv) Canaccord Genuity Corp. - 48 million Units, (v) BMO Nesbitt Burns Inc. - 16 million Units, (vi) RBC Dominion Securities Inc. - 16 million Units, (vii) Scotia Capital Inc. - 16 million Units, (viii) Stifel Nicolaus Canada Inc. - 8 million Units and (ix) Ventum Financial Corp. - 8 million Units.

The foregoing description of certain terms of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein. A copy of the opinion of Bennett Jones LLP is filed as Exhibit 5.1 hereto and is incorporated by reference herein.

Warrant Indenture

The Warrants issued under the Offering will be governed by the terms of a Warrant Indenture to be entered into between the Company and the TSX Trust Company, as warrant agent (the “Warrant Agent”), on the closing date of the Offering (the “Closing Date”).

Each whole Warrant will entitle the holder thereof to acquire one Warrant Share at an exercise price of $0.70 until 5:00 p.m. (Toronto time) on the date that is 30 months following the Closing Date, subject to adjustment in certain circumstances, after which time the Warrants will be void and of no further force or effect.

The Warrants may be issued in certificated or uncertificated form. Any Warrants issued in certificated form shall be evidenced by a warrant certificate in the form attached to the Warrant Indenture. All Warrants issued in the name of CDS will be in uncertificated form, such uncertificated form being evidenced by a book-entry position on the register of warrantholders to be maintained by the Warrant Agent at its principal offices in Toronto, Ontario.

The Warrant Indenture will also provide for adjustment in the class and/or number of securities issuable upon the exercise of the Warrants and/or exercise price per security including in the event of, among other things: (a) a reclassification or change of the common shares of the Company, (b) any consolidation, amalgamation, arrangement or other business combination of the Company resulting in any reclassification, or change of the common shares of the Company into other shares, or (c) any sale, lease, exchange or transfer of the Company’s assets as an entity or substantially as an entirety to another entity.

No adjustment in the exercise price or number of Warrant Shares will be required to be made unless the cumulative effect of such adjustment or adjustments would result in a change of at least 1% in the exercise price or a change in the number of Warrant Shares purchasable upon exercise by at least one one-hundredth (1/100th) of a common share, as the case may be.

The Warrant Indenture will also provide that, during the period in which the Warrants are exercisable, it will give notice to holders of Warrants of certain stated events, including events that would result in an adjustment to the exercise price for the Warrants or the number of Warrant Shares issuable upon exercise of the Warrants, at least 14 days prior to the record date or effective date, as the case may be, of such events.

In addition, the Warrant holders are entitled to a “cashless exercise” option if, at any time of exercise, there is no effective registration statement registering, or no current prospectus available for, the issuance or resale of Warrant Shares under the Securities Act. This option entitles the Warrant holders to elect to receive fewer Warrant Shares without paying the cash exercise price. The number of Warrant Shares to be issued would be determined by a formula based on the total number of common shares of the Company with respect to which the Warrant is being exercised, the daily volume weighted average price for our common shares of the Company on the trading day immediately prior to the date of exercise and the applicable exercise price of the Warrants, based on a 5 day period.

From time to time, the Company and the Warrant Agent, without the consent of the holders of Warrants, may amend or supplement the Warrant Indenture for certain purposes, including curing defects or inconsistencies or making any change that does not adversely affect the rights of any holder of Warrants. Any amendment or supplement to the Warrant Indenture that adversely affects the interests of the holders of the Warrants may only be made by “extraordinary resolution”, which will be defined in the Warrant Indenture as a resolution either (a) passed at a meeting of the holders of Warrants at which there are holders of Warrants present in person or represented by proxy representing at least 25% of the aggregate number of the then outstanding Warrants and passed by the affirmative vote of holders of Warrants representing not less than 66 2⁄3% of the aggregate number of all the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution, or (b) adopted by an instrument in writing signed by the holders of not less than 66 2⁄3% of the aggregate number of all then outstanding Warrants.

No fractional Warrant Shares will be issuable upon the exercise of any Warrants, and no cash or other consideration will be paid in lieu of fractional shares. Holders of Warrants will not have any voting or pre-emptive rights or any other rights which a holder of common shares of the Company would have.

There is currently no market through which the Warrants may be sold and purchasers may not be able to resell the Warrants purchased in the Offering. This may affect the pricing of the Warrants in the secondary market, the transparency and availability of trading prices and the liquidity of the Warrants, and the extent of issuer regulation. The Company has applied to list the Warrants on the TSX and the NYSE American, however there is no assurance that approval or acceptance for listing by the TSX or NYSE American will be obtained. Listing will be subject to the Company fulfilling all of the listing requirements of the TSX and the NYSE American, respectively.

The foregoing description of certain terms of the Warrant Indenture and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Warrant Indenture, which is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

Concurrently with the Offering, the Company intends to complete a concurrent private placement offering (the “Concurrent Private Placement”) of up to 22,240,000 units (the “Private Placement Units”) at a price of $0.50 per Private Placement Unit for aggregate gross proceeds of up to $11.1 million with certain directors, officers and select individual shareholders of the Company (each a “Placement Investor”). The Company will enter into a subscription agreement with each Placement Investor setting out the detailed terms of the Concurrent Private Placement (the “Placement Subscription Agreements”). Each Private Placement Unit is comprised of one common share of the Company and one-half of one Warrant, which is expected to have the same terms as the Warrants issued under the Offering. The Company anticipates using the net proceeds of the Concurrent Private Placement for working capital and general corporate purposes. The closing of the Concurrent Private Placement is expected to close at the same time or shortly after the Offering. The consummation of the Offering is not contingent upon the consummation of the Concurrent Private Placement, and the consummation of the Concurrent Private Placement is not contingent upon the consummation of the Offering.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1*	Underwriting Agreement dated as of May 13, 2025

4.1*	Form of Warrant Indenture

5.1*	Opinion of Bennett Jones LLP

23.1*	Qualified Person Consent Practical Mining LLC for report titled “S-K1300 Technical Report Summary, Initial Assessment for the Cove Project, Lander County, Nevada” effective December 31, 2024, dated March 26, 2025 (incorporated by reference to Exhibit 23.1 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.2*	Qualified Person Consent T.R. Raponi Consulting Ltd. for report titled “S-K1300 Technical Report Summary, Initial Assessment for the Cove Project, Lander County, Nevada” effective December 31, 2024, dated March 26, 2025 (incorporated by reference to Exhibit 23.2 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.3*	Qualified Person Consent Global Resources Engineering for report titled “S-K 1300 Technical Report Summary, Initial Assessment for the Granite Creek Mine, Humboldt County, Nevada” effective December 31, 2024, dated March 27, 2025 (incorporated by reference to Exhibit 23.3 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.4*	Qualified Person Consent Practical Mining LLC for report titled “S-K 1300 Technical Report Summary, Initial Assessment for the Granite Creek Mine, Humboldt County, Nevada” effective December 31, 2024, dated March 27, 2025 (incorporated by reference to Exhibit 23.4 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.5*	Qualified Person Consent T.R. Raponi Consulting Ltd. for report titled “S-K 1300 Technical Report Summary, Initial Assessment for the Granite Creek Mine, Humboldt County, Nevada” effective December 31, 2024, dated March 27, 2025 (incorporated by reference to Exhibit 23.5 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.6*	Qualified Person Consent GeoGlobal LLC for report titled “S-K 1300 Technical Report Summary, Initial Assessment for the Lone Tree Deposit, Nevada” effective December 31, 2024, dated February 24, 2025 (incorporated by reference to Exhibit 23.6 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.7*	Qualified Person Consent Forte Dynamics, Inc. for report titled “S-K 1300 Technical Report Summary, Initial Assessment for the Ruby Hill Complex, Eureka County, Nevada” effective December 31, 2024, dated March 27, 2025 (incorporated by reference to Exhibit 23.7 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.8*	Qualified Person Consent Practical Mining LLC for report titled “S-K 1300 Technical Report Summary, Initial Assessment for the Ruby Hill Complex, Eureka County, Nevada” effective December 31, 2024, dated March 27, 2025 (incorporated by reference to Exhibit 23.8 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.9*	Qualified Person Consent T.R. Raponi Consulting Ltd. for report titled “S-K 1300 Technical Report Summary, Initial Assessment for the Ruby Hill Complex, Eureka County, Nevada” effective December 31, 2024, dated March 27, 2025 (incorporated by reference to Exhibit 23.9 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.10*	Qualified Person Consent Montgomery & Associates for report titled “S-K1300 Technical Report Summary, Initial Assessment for the Cove Project, Lander County, Nevada” effective December 31, 2024, dated March 26, 2025 (incorporated by reference to Exhibit 23.10 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.11*	Qualified Person Consent Paul Gates, PE for report titled “S-K 1300 Initial Assessment & Technical Report Summary, Lone Tree Deposit, Nevada” effective December 31, 2024, dated February 24, 2025 (incorporated by reference to Exhibit 23.11 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.12*	Qualified Person Consent Brian Arthur, RM-SME for report titled “S-K 1300 Initial Assessment & Technical Report Summary, Lone Tree Deposit, Nevada” effective December 31, 2024, dated February 24, 2025 (incorporated by reference to Exhibit 23.12 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.13*	Consent of Tim George, P.E. (incorporated by reference to Exhibit 23.13 to the Registration on Form S-3 (File No. 333-287243) filed with the Securities and Exchange Commission on May 13, 2025)

23.14*	Consent of Bennett Jones LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Incorporated by reference as an exhibit to the Company’s Registration Statement on Form S-3 (File No. 333-286531), filed with the Securities and Exchange Commission on April 14, 2025, as amended, and Registration Statement on Form S-3 (File No. 333-287243), filed with the Securities and Exchange Commission on May 13, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2025

i-80 GOLD CORP.

By:	/s/ Ryan Snow
Name:	Ryan Snow
Title:	Chief Financial Officer